KRANESHARES TRUST

KraneShares Bloomberg Barclays China Aggregate Bond Index ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares CSI China Internet ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares FTSE Emerging Markets Plus ETF

KraneShares MSCI China Environment Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Zacks New China ETF

(the “Funds”)

Supplement dated September 1, 2017 to the currently effective Prospectuses and

Statements of Additional Information, as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and Statements of Additional Information listed above and should be read in conjunction with the Prospectuses and Statements of Additional Information.

On March 22, 2017, the Securities and Exchange Commission adopted an amendment to shorten by one business day the standard U.S. settlement cycle for most securities transactions. Currently, such standard settlement cycle is three business days (T+3). The amended rule shortens such settlement cycle to two business days (T+2). The compliance date of the amended rule is September 5, 2017. Accordingly, effective September 5, 2017, all references to standard third business day (T+3) U.S. settlements are replaced with references to second business day (T+2) U.S. settlements, including references describing the settlement of Creation Units and the settlement of redemption proceeds for Creation Units.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.